UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2007

REDDY ICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8750 North Central Expressway, Suite 1800

 Dallas, Texas  75231

 (Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On July 9, 2007, Reddy Ice Holdings, Inc. (the “Company”) received notice that a putative derivative complaint was filed by an entity identifying itself as a stockholder of the Company in the District Court of Texas, Collin County, naming the Company as a nominal defendant and naming all of the members of the Company’s Board of Directors and GSO Capital Partners, LP as defendants.   The complaint alleges that our directors breached their fiduciary duties in connection with their approval of the proposed merger transaction.  Based on the facts known to date, our management believes that the claims asserted in this action are without merit and intends to defend against this suit vigorously.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       July 12, 2007

REDDY ICE HOLDINGS, INC.

By:	/s/ Jimmy C. Weaver
	Name:	Jimmy C. Weaver
	Title:	Chief Executive Officer and President